Exhibit 99.1

APi Group Increases Full Year 2020 Guidance

New Brighton, Minnesota – December 9, 2020 – APi Group Corporation (NYSE: APG) (“APG”, “APi” or the “Company”) today provided an update on full year 2020 guidance ahead of the Company’s participation in a non-deal roadshow hosted by Barclays on Thursday, December 10, 2020.

2020 Guidance Update

Fourth quarter 2020 performance is tracking ahead of prior expectations. As a result, the Company announced it is increasing guidance for 2020 and believes that adjusted EBITDA will range between $370 to $380 million, up from $360 to $370 million, and adjusted EPS will range between $1.14 to $1.19, up from $1.11 to $1.15, based on an adjusted diluted share count of 177 million.

Management Comments

Russ Becker, APi’s President and Chief Executive Officer stated: “Our latest expectations reinforce the focus and commitment of our entire organization to continue serving customers safely and efficiently despite macro headwinds faced in today’s environment. We believe that our performance to date has shown the strength of the protective moat and the resiliency of our services-focused business model. We are grateful for the continued leadership efforts of our approximately 15,000 team members. While we don’t know what the future impact of COVID-19 may be, we remain cautiously optimistic while being realistic and remain focused on our pre COVID-19 objectives and the long-term opportunities in front of us.”

About APi:

APi is a market-leading business services provider of safety, specialty and industrial services in over 200 locations, primarily in North America and with an expanding platform in Europe. APi provides statutorily mandated and other contracted services to a strong base of long-standing customers across industries. We have a winning leadership culture driven by entrepreneurial business leaders to deliver innovative solutions for our customers. More information can be found at www.apigroupcorp.com.

Investor Relations Inquiries:

Olivia Walton

Vice President of Investor Relations

Tel: +1 651-604-2773

Email: investorrelations@apigroupinc.us

Media Contact:

Liz Cohen

Kekst CNC

Tel: +1 212-521-4845

Email: Liz.Cohen@kekstcnc.com

Forward-Looking Statements and Disclaimers

Certain statements in this announcement are forward-looking statements which are based on the Company’s expectations, intentions and projections regarding the Company’s future performance, anticipated events or trends and other matters that are not historical facts, including expectations regarding (i) certain expected 2020 financial results, including the Company’s updated guidance for 2020, the assumptions it made and the drivers contributing to its guidance; (ii) the Company’s business model, long-term targets, goals, opportunities and strategies; and (iii) the future impact of the COVID-19 pandemic. These statements are not guarantees of future performance and are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements, including: (i) economic conditions, competition and other risks that may affect the Company’s future performance, including the impacts of the COVID-19 pandemic on the Company’s business, markets, supply chain, customers and workforce, on the credit and financial markets, on the alignment of expenses and revenues and on the global economy generally; (ii) the ability to recognize the anticipated benefits of the Company’s acquisitions, including its ability to successfully integrate and make necessary capital investments to support additional acquisitions, and the Company’s ability to take advantage of strategic opportunities; (iii) changes in applicable laws or regulations; (iv) the possibility that the Company may be adversely affected by other economic, business, and/or competitive factors; (v) the trading price of the Company’s common stock, which may be positively or negatively impacted by the repurchase program, market and economic conditions, including as a result of the COVID-19 pandemic, the availability of Company common stock, the Company’s financial performance or determinations following the date of this announcement in order to use the Company’s funds for other purposes; (vi) the ability of the Company to enter into a Rule 10b5-1 trading plan during an open trading window; and (vii) other risks and uncertainties. Given these risks and uncertainties, prospective investors are cautioned not to place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of such statements and, except as required by applicable law, the Company does not undertake any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Non-GAAP Financial Measures

This press release contains non-U.S. GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. The Company uses certain non-U.S. GAAP financial measures that are included in this press release and the additional financial information both in explaining its results to shareholders and the investment community and in its internal evaluation and management of its businesses. The Company’s management believes that these non-U.S. GAAP financial measures and the information they provide are useful to investors since these measures (a) permit investors to view the Company’s performance using the same tools that management uses to evaluate the Company’s past performance, reportable business segments and prospects for future performance, (b) permit investors to compare the Company with its peers and (c) determine certain elements of management’s incentive compensation. Specifically:

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The Company’s management believes that adjusted EBITDA and adjusted earnings per share (“adjusted EPS”), which exclude business transformation and other expenses for the integration of acquired businesses, the impact and results of businesses classified as assets held-for-sale and businesses divested, and one-time and other events such as impairment charges, share-based compensation, transaction and other costs related to acquisitions, amortization of intangible assets and depreciation remeasurements associated with acquisitions, net COVID-19 relief, and certain tax benefits from the acquisition of APi Group, Inc. (the “APi Acquisition”), are useful because they provide investors with a meaningful perspective on the current underlying performance of the Company’s core ongoing operations.

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Earnings before interest, taxes, depreciation and amortization (“EBITDA”) is the measure of profitability used by management to manage its segments and, accordingly, in its segment reporting. The Company supplements the reporting of its consolidated financial information with certain non-U.S. GAAP financial measures, including EBITDA and adjusted EBITDA, which is defined as EBITDA excluding the impact of certain non-cash and other specifically identified items (“adjusted EBITDA”). The Company believes these non-U.S. GAAP measures provide meaningful information and help investors understand the Company’s financial results and assess its prospects for future performance. The Company uses EBITDA and adjusted EBITDA to evaluate its performance, both internally and as compared with its peers, because it excludes certain items that may not be indicative of the Company’s core operating results. Consolidated EBITDA is calculated in a manner consistent with segment EBITDA, which is a measure of segment profitability.

The Company does not provide reconciliations of forward-looking non-U.S. GAAP adjusted EBITDA, adjusted EPS guidance, and adjusted diluted share count to GAAP due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations, including adjustments that could be made for acquisitions and divestitures, business transformation and other expenses for the integration of acquired businesses, one-time and other events such as impairment charges, transaction and other costs related to acquisitions, amortization of intangible assets, net COVID-19 relief, and certain tax benefits from the APi Acquisition, and other charges reflected in the Company’s reconciliation of historic numbers, the amount of which, based on historical experience, could be significant.

While the Company believes these non-U.S. GAAP measures are useful in evaluating the Company’s performance, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with U.S. GAAP. Additionally, these non-U.S. GAAP financial measures may differ from similar measures presented by other companies.

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